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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): APRIL 20, 2004



                                ISP CHEMCO INC.
            (Exact Name of Registrant as Specified in its Charter)


      Delaware                      333-17827-01                51-0382622
 (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)

                        300 DELAWARE AVENUE, SUITE 303
                          WILMINGTON, DELAWARE 19801
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (302) 427-5818

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                            ADDITIONAL REGISTRANTS


                                                                                     Address, including zip
                                                                                      code and telephone
                                State or other                                       number, including area
                                jurisdiction of                                       code, of registrant's
Exact name of registrant as     incorporation or     Registration No./I.R.S.              principal
specified in its charter        organization         Employer Identification No.       executive offices
---------------------------     ----------------     --------------------------      ----------------------
ISP Chemicals Inc.              Delaware             333-70144-08/                   Route 95 Industrial
                                                     22380-3807357                    Area, P.O. Box 37
                                                                                     Calvert City, KY 42029
                                                                                        (270) 395-4165

ISP Minerals Inc.               Delaware             333-70144-07/                     34 Charles Street
                                                     22-3807370                      Hagerstown, MD 21740
                                                                                        (301) 733-4000

ISP Technologies Inc.           Delaware             333-70144-09/                   4501 Attwater Avenue and
                                                     22-3807372                         State Highway 146
                                                                                       Texas City, TX 77590
                                                                                         (409) 945-3411



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ITEM 5.  OTHER EVENTS.

            On April 20, 2004, ISP Chemco Inc. (the "Company"), and three of its other wholly-owned subsidiaries completed a transaction whereby the Company has amended and restated its $450 million senior secured credit agreement. The credit facilities under the amended and restated credit agreement provide to the Company a seven year $250 million term loan facility due March 27, 2011 and a five year $200 million revolving credit facility which terminates on April 15, 2009. The credit facilities are secured by a first-priority security interest in substantially all of the assets of the Company and its subsidiaries.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ISP CHEMCO INC.




Dated:  April 22, 2004               By:      /s/ Neal E. Murphy
                                              -------------------------
                                     Name:    Neal E. Murphy
                                     Title:   Senior Vice President and
                                              Chief Financial Officer